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                                                                    Exhibit (10)



                            SONOCO PRODUCTS COMPANY

                               MATERIAL CONTRACTS


Sonoco Products Company 1996 Non-Employee Directors' Stock Plan

Reference is made to Exhibit 10 of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996.